Supplement to the
Strategic Advisers® Emerging Markets Fund of Funds
April 11, 2012
Prospectus

Strategic Advisers Emerging Markets Fund of Funds is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

The fund commenced operations in May 2012. As a result, references to portfolio manager tenure are updated from "April 2012" to "May 2012."

At a meeting held on September 6, 2012, the Board of Trustees approved the appointment of Acadian Asset Management LLC (Acadian) as a new sub-adviser to the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Acadian Asset Management LLC and Pyramis Global Advisors, LLC.

The following information replaces similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 6.

Strategic Advisers is the fund's manager. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) have been retained to serve as sub-advisers for the fund. Acadian and Pyramis have not currently been allocated a portion of the fund's assets to manage.

The following information replaces similar information in the "Fund Management" section on page 25.

Strategic Advisers has currently retained Acadian, at 260 Franklin Street, Boston, MA 02110, and Pyramis, at 900 Salem Street, Smithfield, Rhode Island 02917 to serve as sub-advisers for the fund. Initially, Strategic Advisers intends to employ a fund of funds investment structure for the fund. As a result, no portion of the fund's assets has been allocated to a sub-adviser. However, Strategic Advisers may allocate assets to one or more sub-advisers in the future, pursuant to the terms of the Exemptive Order described above.

The following information replaces similar information in the "Fund Management" section on page 26.

The basis for the Board of Trustees approving the management contract and the sub-advisory agreement with Pyramis for the fund will be included in the fund's semi-annual report for the fiscal period ending August 31, 2012, when available.

The basis for the Board of Trustees approving the sub-advisory agreement with Acadian for the fund will be included in the fund's annual report for the fiscal period ended February 28, 2013, when available.

RMF-12-02  December 18, 2012
1.948110.101

Supplement to the

Strategic Advisers® Emerging Markets Fund of Funds (FLILX)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 11, 2012

As Revised September 20, 2012

Strategic Advisers Emerging Markets Fund of Funds is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

RMFB-12-01  December 18, 2012
1.954797.100

Supplement to the
Strategic Advisers® Growth Multi-Manager Fund
July 30, 2012
Prospectus

Strategic Advisers Growth Multi-Manager Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

MMG-12-02  December 18, 2012
1.935092.102

Supplement to the

Strategic Advisers® Growth Multi-Manager Fund (FMELX)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2012

Strategic Advisers Growth Multi-Manager Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

MMGB-12-02  December 18, 2012
1.935091.102